INVESTOR PRESENTATION September 2018

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2017 and quarterly report on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, November 24, 2017, March 1, 2018, June 14, 2018 and August 7, 2018 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO Overview . Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman) . History of strong earnings, and Adjusted EBITDA has increased from $178.3 million in 2011 (1) to $238.8 million for the twelve months ended June 30, 2018(2) . Tobacco Adjusted EBITDA of $248.0 million for the twelve months ended June 30, 2018 (3) . Douglas Elliman, which is a 70.59%-owned subsidiary, produced Revenues of $733.1 million and Adjusted EBITDA of $5.9 million for the twelve months ended June 30, 2018(4) . Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley . Maintains substantial liquidity with cash, marketable securities and long-term investments of $626.2 million as of June 30, 2018(5) . Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999 . Seasoned management team with average tenure of 25 years with Vector Group . Management team and directors beneficially own approximately 12% of Vector Group . Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million and $169 million from 2012 to 2017(6) (1) Vector’s Net income for the year ended December 31, 2011 was $74.5M. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.2 of the Company’s Current Report on Form 8-K, dated November 15, 2016 (Table 2) for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended June 30, 2018 was $87.0 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on August 7, 2018 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on August 7, 2018. (4) Douglas Elliman’s Net income was $2.9 million for the twelve months ended June 30, 2018. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on August 7, 2018, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document. (5) At June 30, 2018 this amount includes cash at Douglas Elliman, a 70.59%-owned subsidiary, of $81 million and cash at Liggett, a wholly-owned subsidiary of $54 million. Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption. 3

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW . Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney . Consistent and strong cash flow —Tobacco Adjusted EBITDA of $248.0 million for the twelve months ended June 30, 2018(1) —Low capital requirements with capital expenditures of $3.7 million related to tobacco operations for the twelve months ended June 30, 2018 . Current cost advantage of approximately $0.70 per pack compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $169 million for Liggett and Vector Tobacco from 2012 to 2017. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Forms 8-K, filed on August 7, 2018. Please also refer to the Disclaimer to this document on Page 2. 5

LIGGETT GROUP HISTORY Signed the MSA as a Subsequent Relaunched Repositioned Liggett maintains its long-term Participating Manufacturer, which deep discount Eagle 20’s as a focus by balancing market share established perpetual cost brand Grand national deep and profit growth, which advantage over three largest U.S. Prix discount brand maximizes long-term Tobacco tobacco companies Adjusted EBITDA. 1998 1999 2005 2009 2013 Today Introduced deep discount brand Liggett Select taking advantage Repositioned Pyramid as a deep-discount brand in response of the Company’s cost advantage resulting from the MSA to a large Federal Excise Tax increase $300 5.0% (1) $250 3.8% Share DomesticMarket A 3.8% 4.0% D 3.7% 3.5% 3.5% 3.4% IT 3.3% 3.3% 3.3% B ) E s $200 n d o e 2.7% t 3.0% illi s 2.4% 2.5% 2.4% 2.5% 2.5% M 2.2% 2.3% 2.2% dju $ $150 ( A $268 o $253 $243 $248 2.0% cc 1.5% a $209 $100 1.3% 1.2% $186 $198 $170 $174 Tob $165 $144 $146 $158 $158 $121 $127 $130 1.0% $50 $111 $79 $77 $46 $0 0.0% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM 6/30/18 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, filed on August 7, 2018 as well as Table 2 to Exhibit 99.2 of the Company’s Current Report son Form 8-K, 6 dated October 2, 2015, November 15, 2016 , March 1, 2018 and June 14, 2018.

ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE 15.00% Newport – acquired by RAI in 2015 12.47% Brands acquired by ITG in 2015 12.15% Legacy brands 10.00% 9.45% 8.39% 8.81% 9.26% 6.74% 5.00% 6.70% 50.0% 48.8% 47.4% 3.85% 46.7% 46.5% 3.36% 2.44% 2.36% 3.65% 40.0% 2.89% 2.71% 1.69% 0.00% 32.4% 32.7% 2003 2006 2014 LTM 6/30/18 2003 2006 2014 LTM 6/30/18 30.0% 28.9% 28.4% 12.4% 13.4% 7.7% 8.8% 20.0% 12.2% 12.5% 9.5% 10.0% 21.2% 19.6% 19.9% 19.3% 8.4% 9.3% 8.8% 6.7% 3.4% 3.8% 6.7% 2.4% 2.4% 2.9% 3.7% 2.7% 0.0% 1.7% 2003 2006 2014 LTM 2003 2006 2014 LTM 2003 2006 2014 LTM 2003 2006 2014 LTM 6/30/18 6/30/18 6/30/18 6/30/18 PHILIP MORRIS REYNOLDS USA AMERICAN ITG BRANDS LIGGETT GROUP Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM 6/30/18. (1) All 2017 percentages are from internal company estimates. Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands. 7 (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.8% and 8.5% in 2003, 2006, 2014 and LTM 6/30/18, respectively.

TOBACCO LITIGATION AND REGULATORY UPDATES Litigation . In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented a substantial portion of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the following 14 years (2015 – 2028) . In 2016 and 2017, Liggett settled an additional 163 Engle progeny cases for $26.7 million. — Approximately 75 Engle progeny plaintiffs remain at June 30, 2018. . Liggett is also a defendant in 29 non-Engle smoking-related individual cases and three (3) smoking-related actions where either a class had been certified or plaintiffs were seeking class certification . In January 2016, the Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi at least $27 million in damages plus punitive damages and legal fees. Regulatory . Since 1998, the MSA has restricted the advertising and marketing of tobacco products . In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes. — In 2018, FDA issued a Notice of Proposed Rulemaking to consider reducing nicotine in tobacco . Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist 8

REAL ESTATE OPERATIONS 9

REAL ESTATE OVERVIEW . New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects . New Valley has invested approximately $175 million(1), as of June 30, 2018, in a broad portfolio of real estate projects New Valley Revenues – LTM June 30, 2018 New Valley Adjusted EBITDA(2) Real Estate Brokerage Commissions Other Property Management $11M $26.9M $27.9M $32M $20.3M $738M $5.2M $695M 2015 2016 2017 LTM 6/30/18 (1) Net of cash returned. (2) New Valley’s net income was $11.7M, $13.5M, $37.6M and $8.9M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017, March 1, 2018 and August 7, 2018, Form 10-K for the fiscal year ended December 31, 2017 and Form 10-Q for the quarterly period ended June 30, 2018 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.2M, $15.3M. $15.7M and $15.2M for the periods presented, respectively. 10

DOUGLAS ELLIMAN REALTY, LLC . Largest residential real estate brokerage firm in the Douglas Elliman Closed Sales – LTM June 30, 2018 highly competitive New York metropolitan area and third-largest residential brokerage firm in the U.S. Long Island, . Westchester, Approximately 7,000 affiliated agents and 100 offices Connecticut in the U.S. $7.6B . Alliance with Knight Frank provides a network with 520 New York City offices across 60 countries with 21,550 affiliated agents Aspen Los $11.7B . Also offers title and settlement services, relocation Angeles services, and residential property management services through various subsidiaries South Florida $4.2B Douglas Elliman Douglas Elliman Douglas Elliman Adjusted EBITDA(1) Closed Sales Revenues – LTM June 30, 2018 Real Estate Brokerage Commissions Other $26.1B $26.9B $24.5B Property Management $22.4B $35.7M $36.7M $18.2B $6M $14.9B $32M $26.1M $12.4B $733M $5.9M 2012 2013 2014 2015 2016 2017 LTM 2015 2016 2017 LTM 6/30/18 6/30/18 $695M (1) Douglas Elliman’s net income was $22.2M, $21.1M, $21.4M and $2.9M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017, March 1, 2018 and August 7, 2018, Form 10-K for the fiscal year ended December 31, 2017 and Form 10-Q for the quarterly period ended June 30, 2018 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. 11

(1) NEW VALLEY’S REAL ESTATE INVESTMENTS AT JUNE 30, 2018 Land Development/Real Apartments/ Commercial Retail/ Estate Held for Sale, net Condominiums/Hotels Office Assets West Hollywood Edition Sagaponack The Plaza at Harmon (West Hollywood) (East Hampton) Meadow (New Jersey) Maryland Portfolio (Baltimore County) New York City Investments (see Page 13) Takanasee (New Jersey) 500 Broadway INTERNATIONAL (Santa INVESTMENTS Monica) Wynn Las Vegas Retail (Nevada) Coral Beach and Tennis Club Bermuda Mosaic II Escena Fontainebleau (Houston) 87 Park Monad Terrace (Palm Springs) (Las Vegas) (in liquidation) (Miami Beach) (Miami Beach) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-Q 12 for the quarterly period ended June 30, 2018 (Commission File Number 1-5759).

(1) NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1 1. The Marquand Upper East Side 10 2. 10 Madison Square West Flatiron District/NoMad (in liquidation) 9 3. 11 Beach Street TriBeCa 8 4 4. 20 Times Square Times Square (in liquidation) 5. 111 Murray Street TriBeCa 6. 160 Leroy Street Greenwich Village 2 7. 215 Chrystie Street Lower East Side 12 8. The Dutch Long Island City 14 6 9. 1 QPS Tower Long Island City 10. Park Lane Hotel Central Park South 7 5 3 11. 125 Greenwich Street Financial District 12. The Eleventh West Chelsea 11 13. New Brookland Flatbush 13 14. The Dime (Havemeyer Street) Brooklyn (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - of Vector Group Ltd.’s Form 10-Q 13 for the quarterly period ended June 30, 2018 (Commission File Number 1-5759).

(1) NEW VALLEY’S REAL ESTATE SUMMARY AS OF JUNE 30, 2018 Projected Cummulative construction end Range of Number of Net cash invested earnings / (loss) (2) Carrying value (2)(3) date ownership investments Land owned New York City SMSA $ 14,476 $ - $ 14,476 N/A 100.0% 1 All other U.S. areas 2,699 7,606 10,305 N/A 100.0% 1 $ 17,175 $ 7,606 $ 24,781 2 Condominium and Mixed Use Development (Minority interest owned) New York City SMSA $ (9,492) $ 73,372 $ 63,880 2018 - 2020 3.1% - 49.5% 13 All other U.S. areas 27,424 3,979 31,403 2018 - 2020 15% - 48.5% 4 $ 17,932 $ 77,351 $ 95,283 17 Apartments (Minority Interest owned) New York City SMSA $ 14,711 $ (7,084) $ 7,627 N/A 45.4% 1 All other U.S. areas (674) 717 43 N/A 7.6% - 16.3% 2 $ 14,037 $ (6,367) $ 7,670 3 Hotels (Minority interest owned) New York City SMSA 31,556 (12,730) 18,826 N/A 5.2% - 15% 2 All other U.S. areas 6,048 (3,817) 2,231 N/A 15% 1 International 7,615 (548) 7,067 N/A 49% 1 $ 45,219 $ (17,095) $ 28,124 4 Commercial (Minority interest owned) New York City SMSA 4,826 (2,776) 2,050 N/A 49.0% 1 All other U.S. areas 14,898 1,546 16,444 N/A 1.9% 1 $ 19,724 $ (1,230) $ 18,494 2 Total $ 114,087 $ 60,265 $ 174,352 28 Summary New York City SMSA $ 56,077 $ 50,782 $ 106,859 18 All other U.S. areas 50,395 10,031 60,426 9 International 7,615 (548) 7,067 1 $ 114,087 $ 60,265 $ 174,352 28 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 -Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-Q for the period ended June 30, 2018 (Commission File Number 1-5759). (2) Includes interest expense capitalized to real estate ventures of $31,455. 14 (3) Carrying value includes non-controlling interest of $2,050.

FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA (Dollars in millions) Adjusted Revenues(1) Adjusted EBITDA(1) Tobacco Real Estate E-Cigarettes Corporate & Other Tobacco Real Estate E-Cigarettes Corporate & Other $1,807 $1,830 $1,660 $1,691 $282 $245 $257 $239 $1,081 $1,093 $1,011 $1,017 $268 $243 $253 $248 $680 $738 $643 $727 $27 $28 $20 $6 ($12) ($13) ($15) $(15) 2015 2016 2017 LTM 6/30/18 ($13) ($1) $(1) 2015 2016 2017 LTM 6/30/18 (1) Vector’s revenues for the periods presented were $1,657, $1,691, $1,807 and $1,830, respectively. Vector’s Net income for the periods presented was $59.2, $71.1, $84.6 and $87.0 respectively Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on March 8, 2016, March 1, 2017, March 1, 2018, June 14, 2018 and August 7, 2018 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. 16

SUMMARY

SUMMARY . Vector Group, a holding . Tobacco segment . Real Estate segment company, owning — Liggett is the fourth- — New Valley owns a Tobacco and Real Estate largest U.S. Cigarette diversified portfolio of businesses and holding company with 3.85% consolidated and non- consolidated cash, market wholesale market consolidated real estate investment securities and share and 4.10% retail investments totaling $175 market share over LTM million at June 30, 2018. long-term investments of June 30, 2018. $622 million ($491 — New Valley owns 70.59% million at holding — Only major U.S. cigarette of Douglas Elliman Realty manufacturer to increase company level) at June • Largest residential real both market share and estate brokerage firm in 30, 2018 unit volumes over the last New York Metropolitan — Vector’s management 10 years area and third-largest residential brokerage team has an average — $248 million(1) of EBITDA tenure of 25 years with (LTM 6/30/18) firm in the U.S. the Company and, along • Closed sales volume of with directors, $26.9 billion over LTM beneficially owns 12% of 6/30/18 Vector’s common stock • Revenues have increased from $503 million(2) during LTM 6/30/14 to $733 million(2) over LTM 6/30/18 (1) Vector’s operating income from the tobacco segment for the twelve months ended June 30, 2018 was $242.4 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on August 7, 2018 (Table 5), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Douglas Elliman’s revenues for the twelve months ended June 30, 2014 and June 30, 2018 were $484.6 million and $733 million, respectively. 18